UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2025

BEELINE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

188 Valley Street, Suite 225

Providence, RI 02909

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (458) 800-9154

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	BLNE	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 12, 2025, the Company entered into an agreement with certain secured lenders pursuant to which such lenders agreed to extend the maturity date of their respective Senior Secured Notes (the “Notes”) which were issued on November 14, 2024 having an aggregate principal amount of $538,000, as previously extended, to August 14, 2025.

On May 13, 2025, the Company borrowed $250,000 from an affiliate of one of the lenders and issued it a $250,00 non-convertible promissory note which is due on July 13, 2025, and bears interest computed at the per annum minimum Internal Revenue Service imputed as it may change from time-to-time prior to maturity. Such promissory note may be exchanged for convertible preferred stock of the Company having such terms as are reasonably acceptable to the Company and the lender.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent applicable, the disclosure in Item 1.01 is incorporated by reference.

Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On May 14, 2025, the Board of Directors appointed Francis Knuettel II to serve on the Board of Directors, effective immediately.

Mr. Knuettel is a newly-appointed director of the Company. Francis Knuettel II has spent most of his career as a CXO in early-stage public companies – specializing in dynamic technology and life sciences companies – with a strong track record in growing organizations. Mr. Knuettel has been Chief Executive Officer of Channel Therapeutics Corporation [NYSE American: CHRO] since July 2023 and Channel’s Chief Financial Officer since June 2022. He has also been a director since August 2024. Prior to that, from December 2020 to March 2022, he served as Chief Executive Officer and director of Unrivaled Brands.

There are no arrangements or understandings between Mr. Knuettel and any other person pursuant to which he was appointed as a director. Mr. Knuettel has no family relationships with any director or executive officer of the Company, and there are no transactions in which he has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2025

BEELINE HOLDINGS, INC.

By:	/s/ Nicholas R. Liuzza, Jr.
Nicholas R. Liuzza, Jr.
Chief Executive Officer